EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of CatchMark Timber Trust, Inc.. (the “Registrant”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Jerry Barag, Principal Executive Officer of the Registrant, and Brian M Davis, Principal Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

/s/ JERRY BARAG
Jerry Barag
Principal Executive Officer
March 7, 2016

/s/ BRIAN M. DAVIS
Brian M. Davis
Principal Financial Officer
March 7, 2016